SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 25, 2002


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-09781                 74-2099724
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Indentification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                     77002
(Address of principal executive offices)                         (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

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Item  7. Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-67886) of Continental Airlines, Inc. The Registration Statement and the final Prospectus Supplement, dated March 11, 2002, to the Prospectus, dated August 23, 2001, relate to the offering of Continental Airlines, Inc.'s Class G-1 and Class G-2 Pass Through Certificates, Series 2002-1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONTINENTAL AIRLINES, INC.


                                               By /S/ JENNIFER L. VOGEL
                                                 -------------------------
                                                 Jennifer L. Vogel
                                                 Vice President and
                                                 General Counsel

April 9, 2002

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                                  EXHIBIT INDEX

      1.1 Underwriting Agreement, dated March 11, 2002, among Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, Credit Suisse First Boston, New York branch, as Depositary, and Continental Airlines, Inc.

      4.1 Trust Supplement No. 2002-1G-1-O, dated as of March 25, 2002, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

      4.2 Trust Supplement No. 2002-1G-1-S, dated as of March 25, 2002, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

      4.3 Trust Supplement No. 2002-1G-2-O, dated as of March 25, 2002, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

      4.4 Trust Supplement No. 2002-1G-2-S, dated as of March 25, 2002, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

      4.5 Revolving Credit Agreement (2002-1G-1), dated as of March 25, 2002, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Primary Liquidity Provider

      4.6 Revolving Credit Agreement (2002-1G-2), dated as of March 25, 2002, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Primary Liquidity Provider

      4.7 ISDA Master Agreement, dated as of March 25, 2002, between Merrill Lynch Capital Services, Inc. and Wilmington Trust Company, as Subordination Agent

      4.8 Schedule to the Master Agreement, dated as of March 25, 2002, between Merrill Lynch Capital Services, Inc. and Wilmington Trust Company, as Subordination Agent

      4.9 Class G-1 Above Cap Liquidity Facility Confirmation, dated March 25, 2002, from Merrill Lynch Capital Services, Inc. to Wilmington Trust Company, as Subordination Agent

      4.10 Guarantee, dated March 25, 2002, of Merrill Lynch & Co. with respect to the Class G-1 Above-Cap Liquidity Facility

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      4.11  Insurance and Indemnity Agreement, dated as of March 25, 2002, by and among Ambac Assurance Corporation, as Policy Provider, Continental Airlines, Inc. and Wilmington Trust Company, as Subordination Agent

      4.12 Ambac Certificate Guaranty Insurance Policy, dated March 25, 2002, bearing Policy Number AB0542BE, and the corresponding Certificate Guaranty Insurance Policy Endorsement, dated March 25, 2002, issued to Wilmington Trust Company, as Subordination Agent and Trustee, and Landesbank Hessen-Thuringen Girozentrale, as Class G-1 Primary Liquidity Provider

      4.13 Ambac Certificate Guaranty Insurance Policy, dated March 25, 2002, bearing Policy Number AB0543BE, and the corresponding Certificate Guaranty Insurance Policy Endorsement, dated March 25, 2002, issued to Wilmington Trust Company, as Subordination Agent and Trustee, and Landesbank Hessen-Thuringen Girozentrale, as Class G-2 Primary Liquidity Provider

      4.14 Intercreditor Agreement, dated as of March 25, 2002, among Wilmington Trust Company, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Class G-1 and Class G-2 Primary Liquidity Provider, Merrill Lynch Capital Services, Inc., as Class G-1 Above-Cap Liquidity Provider, Ambac Assurance Corporation, as Policy Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

      4.15 Deposit Agreement (Class G-1), dated as of March 25, 2002, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

      4.16 Deposit Agreement (Class G-2), dated as of March 25, 2002, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

      4.17 Escrow and Paying Agent Agreement (Class G-1), dated as of March 25, 2002, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

      4.18 Escrow and Paying Agent Agreement (Class G-2), dated as of March 25, 2002, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated, as

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            Underwriters, Wilmington Trust Company, as Trustee, and Wilmington
            Trust Company, as Paying Agent

      4.19 Note Purchase Agreement, dated as of March 25, 2002, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

      4.20 Form of Participation Agreement (Participation Agreement between Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit B to Note Purchase Agreement)

      4.21 Form of Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee) (Exhibit C to Note Purchase Agreement)

      4.22 Reference Agency Agreement, dated as of March 25, 2002, between Continental Airlines, Inc., Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, Wilmington Trust Company, as Reference Agent, and Wells Fargo Bank Northwest, National Association, as Escrow Agent.

      4.23 LIBOR + 0.45% Continental Airlines Pass Through Certificate 2002-1G-1-O, Certificate No. 1

      4.24 6.563% Continental Airlines Pass Through Certificate 2002-1G-2-O, Certificate No. 1

      23.1  Consent of AVITAS, Inc., dated March 11, 2002

      23.2  Consent of BK Associates, Inc., dated March 11, 2002

      23.3  Consent of Morten Beyer and Agnew, Inc., March 11, 2002